Exhibit 21.1

LIST OF SIGNIFICANT SUBSIDIARIES

(as of December 16, 2021)

Entity Name	Jurisdiction
TPG Capital—New York, Inc.	Texas
TPG Europe, LLP	England & Wales
TPG Capital—U.A.E., LLC	Delaware
TPG (Brazil Mgt.), LLC	Delaware
TPG Capital—Brasil Assessoria De Investimentos e Participacoes Ltda	Brazil
TPG Africa, LLP	England & Wales
TPG Africa, Ltd.	Cayman Islands
TPG Africa II, Ltd.	Cayman Islands
TPG International, Ltd.	Cayman Islands
TPG Capital Management, LLC	Delaware
Tarrant Capital IP, LLC	Delaware
TPG Capital BD, LLC	Texas
TPG Capital—FO, LLC	Delaware
TPG Capital, Limited	Hong Kong
TPG Capital-China, Limited	Hong Kong
TPG Capital (S) Pte. Ltd.	Singapore
TPG Capital India Private Limited	India
TPG Capital (Australia) PTY Ltd	Australia
TPG India, LLC	Delaware
TPG China Management Holdings, Inc.	Cayman Islands
TPG Capital (Beijing) Limited	China
TPG Qinghua (Chongqing) Equity Investment Management Partnership Enterprise (Limited Partnership)	China
TPG Huhua (Shanghai) Equity Investment Management Enterprise (Limited Partnership)	China
TPG China, Limited	Hong Kong
TPG Capital Canada Company	Nova Scotia
TPG VI Management, LLC	Delaware
TPG VII Management, LLC	Delaware
TPG Asia VI Management, LLC	Delaware
TPG Growth II Management, LLC	Delaware
Growth India Advisory Services, LLC	Delaware
TPG Growth III Management, LLC	Delaware
TPG (I), Ltd.	Cayman Islands
TPG DASA Management, LLC	Delaware
TPG Biotechnology IV Management, LLC	Delaware
TPG RMB Management, LLC	Delaware
TPG Art Management, LLC	Delaware
TPG RE—New York, INC.	Delaware
TPG Real Estate II Management, LLC	Delaware
TPG RE Finance Trust Management, L.P.	Delaware
TPG Funding, LLC	Delaware
TPG Funding—New York, Inc.	Delaware
Public Equity Partners Management, L.P.	Delaware
TPG Global, LLC	Delaware

TPG International, LLC	Delaware
TPG International Subsidiary Holdings Ltd	Mauritius
TPG Capital Advisors, LLC	Delaware
TPG BD Advisors, LLC	Delaware
TPG Global Advisors, LLC	Delaware
TPG PEP Advisors, LLC	Delaware
TPG Real Estate Advisors, LLC	Delaware
TPG Holdings II Sub, L.P.	Delaware
TPG Haihua (Shanghai) Equity Investment Management Co. Ltd.	China
The Rise Fund Management, LLC	Delaware
TPG Biotechnology V Management, LLC	Delaware
TPG Energy Solutions Management, LLC	Delaware
TPG Myanmar, Ltd.	Cayman Islands
TSI Management, LLC	Delaware
TPG Korea Co., Ltd.	Korea, Republic of
TPG Asia VII Management, LLC	Delaware
TPG Digital Media Management, LLC	Delaware
TPG Growth IV Management, LLC	Delaware
TPG Real Estate III Management, LLC	Delaware
TPG Real Estate Partners Investments, LLC	Delaware
TPG Tech Adjacencies Management, LLC	Delaware
TPG VIII Management, LLC	Delaware
TPG Healthcare Partners Management, LLC	Delaware
TSI II Management, LLC	Delaware
TPG Europe, LLC	Delaware
TPG Europe II, LLC	Delaware
Y Analytics, PBLLC	Delaware
Tarrant NJ LLC	Delaware
Rise India Advisory Services, LLC	Delaware
The Rise Fund II Management, LLC	Delaware
TPG Operations, LLC	Delaware
Rise Asia Inc	Cayman Islands
Evercare Health Fund Management, LLC	Delaware
TPG (K) Limited	Cayman Islands
Tophat International Ltd.	Cayman Islands
TPG International FO, Ltd.	Cayman Islands
TPG International EU, Ltd.	Cayman Islands
TPG Growth II Gator Management, LLC	Delaware
TPG RE, LLC	Delaware
TPG Strategic Capital Management, LLC	Delaware
TPG Growth V Management, LLC	Delaware
TPG MMI Management, LLC	Delaware
TPG GP Solutions Management, LLC	Delaware
TPG Aion Management, LLC	Delaware
TPG Tech Adjacencies II Management, LLC	Delaware
TPG Solutions Advisors, LLC	Delaware
TPG Rise Climate Management, LLC	Delaware
TPG Real Estate Core-Plus Management, LLC	Delaware
TPG AAF Partners Management, LLC	Delaware

Newbridge Asia GenPar IV, L.P.	Cayman Islands
Newbridge Asia GenPar IV Advisors, Inc.	Cayman Islands
TPG Asia GenPar V, L.P.	Cayman Islands
TPG Asia GenPar V Advisors, Inc.	Cayman Islands
TPG Asia V PEI Genpar Advisors, LLC	Delaware
TPG Asia V PEI Genpar, L.P.	Delaware
TPG Asia GenPar VI Advisors, Inc.	Cayman Islands
TPG Asia GenPar VI, L.P.	Cayman Islands
TPG Asia VI PEI AIV Genpar, Limited Partnership	Prince Edward Island
TPG Asia GenPar VII Advisors, Inc.	Cayman Islands
TPG Asia GenPar VII, L.P.	Cayman Islands
TPG Peihua (Shanghai) Equity Investment Management Enterprise (L.P.)	China
TPG Yihua (Chongqing) Equity Investment Management Partnership Enterprise LP	China
TPG Advisors (Shanghai) LLC	Delaware
TPG Advisors (Chongqing) LLC	Delaware
TPG Growth Gator GenPar II Advisors, LLC	Delaware
TPG Growth Gator GenPar II, L.P.	Delaware
TPG Growth II DE AIV Gator GenPar Advisors, LLC	Delaware
TPG Growth II DE AIV Gator GenPar, L.P.	Delaware
TPG Growth II AIV Gator GenPar Advisors, Inc.	Cayman Islands
TPG Growth II AIV Gator GenPar, L.P.	Cayman Islands
TPG Growth II Cayman AIV Gator GenPar Advisors, Inc.	Cayman Islands
TPG Growth II Cayman AIV Gator GenPar, L.P.	Cayman Islands
TPG PEP GenPar Governance, LP	Delaware
TPG PEP GenPar Advisors, LP	Delaware
TPG GP Solutions GenPar Advisors, LLC	Delaware
TPG GP Solutions GenPar, L.P.	Delaware
TPG Seville Genpar Advisors, LLC	Delaware
TPG Seville GenPar, Limited Partnership	Prince Edward Island
NewQuest Partners Master G.P. Ltd.	Cayman Islands
NewQuest Holdings (Cayman) Limited	Cayman Islands
NewQuest Capital Advisors (HK) Limited	Hong Kong
NewQuest Capital Management (HK) Limited	Hong Kong
NewQuest Asia BE Limited	Mauritius
NewQuest Advisors (Singapore) Pte. Ltd.	Singapore
NewQuest Advisors (India) LLP	India
NewQuest Asia Fund III GP Ltd.	Cayman Islands
NewQuest Asia Fund IV GP Ltd.	Cayman Islands
NewQuest Fund III SLP Holdco, L.P.	Cayman Islands
NewQuest Fund IV SLP Holdco, L.P.	Cayman Islands
TPG Real Estate Core-Plus GenPar Advisors, LLC	Delaware
TPG Real Estate Core-Plus GenPar, L.P.	Delaware
TPG Real Estate GenPar II, L.P.	Delaware
TPG Real Estate GenPar II Advisors, LLC	Delaware
TPG Real Estate GenPar II (A), L.P.	Delaware
TPG Real Estate GenPar II (B), L.P.	Cayman Islands
TPG Real Estate GenPar (C), Limited Partnership	Prince Edward Island
TPG Real Estate GenPar II (EU), L.P.	Delaware
TPG Real Estate GenPar II Advisors (A), LLC	Delaware

TPG Real Estate GenPar II Advisors (B), Ltd.	Cayman Islands
TPG Real Estate U.K. Investments, L.P.	Delaware
TPG Real Estate GenPar II U.K. Investments Advisor, LLC	Delaware
TPG Real Estate GenPar II U.K. Investments, Limited Partnership	Prince Edward Island
Mothership GenPar Advisors, LLC	Delaware
Mothership GenPar, L.P.	Delaware
TPG Real Estate GenPar III Advisors, LLC	Delaware
TPG Real Estate GenPar III, L.P.	Delaware
TPG Real Estate Genpar III EU Advisors, LLC	Delaware
TPG Real Estate Genpar III Advisors, Ltd.	Cayman Islands
TPG Real Estate Genpar III—AIV, L.P.	Cayman Islands
TPG STAR GenPar, L.P.	Delaware
TPG Star Genpar Advisors, LLC	Delaware
TPG Star Genpar AIV Advisors, L.L.C.	Delaware
TPG Star Genpar AIV, L.P.	Delaware
TPG Growth II AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth II AIV GenPar, L.P.	Cayman Islands
TPG Growth Genpar II, L.P.	Delaware
TPG Growth II DE AIV GenPar Advisors, LLC	Delaware
TPG Growth II DE AIV GenPar, L.P.	Delaware
TPG Growth II Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth II Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth GenPar III Advisors, LLC	Delaware
TPG Growth GenPar III, L.P.	Delaware
TPG Growth III Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth III Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth III DE AIV GenPar Advisors, LLC	Delaware
TPG Growth III DE AIV GenPar, L.P.	Delaware
TPG Growth III SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth III SF AIV GenPar, L.P.	Cayman Islands
TPG Growth III (C) GenPar Advisors, Inc.	Cayman Islands
TPG Growth III (C) GenPar, L.P.	Cayman Islands
TPG Growth III LRS GenPar Advisors, LLC	Delaware
TPG Growth III LRS GenPar, L.P.	Cayman Islands
TPG Growth GenPar IV Advisors, LLC	Delaware
TPG Growth GenPar IV, L.P.	Delaware
TPG Growth IV Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth IV Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth IV (C) GenPar Advisors, Inc.	Cayman Islands
TPG Growth IV (C) GenPar, L.P.	Cayman Islands
TPG Growth IV DE AIV GenPar Advisors, LLC	Delaware
TPG Growth IV DE AIV GenPar, L.P.	Delaware
TPG Growth IV SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth IV SF AIV GenPar, L.P.	Cayman Islands
TPG Growth GenPar V Advisors, LLC	Delaware
TPG Growth GenPar V, L.P.	Delaware
TPG Growth V SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Growth V SF AIV GenPar, L.P.	Cayman Islands
TPG Growth V Cayman AIV GenPar Advisors, Inc.	Cayman Islands

TPG Growth V Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth V DE AIV GenPar Advisors, LLC	Delaware
TPG Growth V DE AIV GenPar, L.P.	Delaware
TPG Growth V (C) GenPar Advisors, Inc.	Cayman Islands
TPG Growth V (C) GenPar, L.P.	Cayman Islands
The Rise Fund GenPar, L.P.	Delaware
The Rise Fund GenPar Advisors, LLC	Delaware
The Rise Fund AIV GenPar Advisors, Inc.	Cayman Islands
The Rise Fund AIV GenPar, L.P.	Cayman Islands
The Rise Fund Strategic Promote, L.P.	Cayman Islands
The Rise Fund DE AIV GenPar Advisors, LLC	Delaware
The Rise Fund DE AIV GenPar, L.P.	Delaware
Evercare Health Fund GenPar Advisors, Inc.	Cayman Islands
Evercare Health Fund GenPar, L.P.	Cayman Islands
The Rise Fund Wild GenPar Advisors, Inc.	Cayman Islands
The Rise Fund Wild GenPar, L.P.	Cayman Islands
The Rise Fund GenPar II Advisors, Inc.	Cayman Islands
The Rise Fund GenPar II, L.P.	Cayman Islands
The Rise Fund II SF AIV GenPar Advisors, Inc.	Cayman Islands
The Rise Fund II SF AIV GenPar, L.P.	Cayman Islands
The Rise Fund GenPar II-AIV Advisors, Inc.	Cayman Islands
The Rise Fund GenPar II-AIV, L.P.	Cayman Islands
The Rise Fund II DE AIV GenPar Advisors, LLC	Delaware
The Rise Fund II DE AIV GenPar, L.P.	Delaware
TPG-SV GenPar Advisors, Ltd.	Cayman Islands
TPG-SV GenPar, L.P.	Cayman Islands
TPG Rise Climate GenPar, L.P.	Delaware
TPG Rise Climate GenPar Advisors, LLC	Delaware
TPG Rise Climate Cayman AIV GenPar Advisors, Inc.	Cayman Islands
TPG Rise Climate Cayman AIV GenPar, L.P.	Cayman Islands
TPG Growth Genpar II Advisors, LLC	Delaware
TPG GenPar IV, L.P.	Delaware
TPG GenPar IV Advisors, LLC	Delaware
TPG GenPar IV-AIV Advisors, Inc.	Cayman Islands
TPG GenPar IV-AIV, L.P.	Cayman Islands
TPG GenPar V, L.P.	Delaware
TPG Genpar V Advisors, LLC	Delaware
TPG Luna GenPar V-AIV Advisors, Inc.	Cayman Islands
TPG GenPar V-AIV Advisors, Inc.	Cayman Islands
TPG GenPar V-AIV, L.P.	Cayman Islands
TPG Luna GenPar V-AIV, L.P.	Cayman Islands
TPG V AIV SLP SD, L.P.	Delaware
TPG VI AIV SLP SD, L.P.	Delaware
TPG VI AIV SLP SD Advisors, LLC	Delaware
Grocery Genpar VI, L.P.	Delaware
TPG GenPar VI, L.P.	Delaware
TPG GenPar VI-AIV, L.P.	Cayman Islands
TPG Luna GenPar, L.P.	Cayman Islands
TPG Genpar VI Advisors, LLC	Delaware

TPG GenPar VI-AIV Advisors, Inc.	Cayman Islands
TPG Luna GenPar Advisors, Inc.	Cayman Islands
TPG GenPar VI Cayfir AIV, L.P.	Cayman Islands
TPG GenPar VI Cayfir AIV Advisors, Inc.	Cayman Islands
TPG FOF GenPar VI Advisors, LLC	Delaware
TPG VI OG AIV GenPar Advisors, Inc.	Cayman Islands
TPG FOF GenPar VI, L.P.	Delaware
TPG VI OG AIV GenPar, L.P.	Cayman Islands
TPG GenPar VI AIV TM, L.P.	Cayman Islands
TPG GenPar VI AIV TM Advisors, Inc.	Cayman Islands
TPG Genpar VI Delfir AIV, L.P.	Delaware
TPG Genpar VI Delfir AIV Advisors, LLC	Delaware
TPG GenPar VI PEI, L.P.	Prince Edward Island
TPG GenPar VI PEI, LLC	Delaware
TPG Grocery Genpar VI Advisors, LLC	Delaware
TPG VI AIV SLP SD II, L.P.	Delaware
TPG GenPar VI Delfir AIV Advisors II, LLC	Delaware
TPG GenPar VI Delfir AIV II, L.P.	Delaware
TPG GenPar VII Advisors, LLC	Delaware
TPG GenPar VII, L.P.	Delaware
TPG GenPar VII-AIV Advisors, Inc.	Cayman Islands
TPG GenPar VII-AIV, L.P.	Cayman Islands
TPG VII DE AIV Genpar Advisors, LLC	Delaware
TPG VII DE AIV Genpar, LP	Delaware
TPG VII Magni GenPar Advisors, LLC	Delaware
TPG VII Magni GenPar, L.P.	Delaware
TPG Partners VII (C) GenPar Advisors, Inc.	Cayman Islands
TPG Partners VII (C) GenPar, L.P.	Cayman Islands
TPG GenPar VII SBS SA I, L.P.	Delaware
TPG GenPar VII SBS SA I Advisors, LLC	Delaware
TPG GenPar VII SBS SA I AIV I, L.P.	Cayman Islands
TPG GenPar VII SBS SA I AIV I Advisors, Inc.	Cayman Islands
TPG VII Manta GenPar Advisors, LLC	Delaware
TPG VII Manta GenPar, L.P.	Delaware
TPG VII Kentucky GenPar, L.P.	Delaware
TPG VII Kentucky GenPar Advisors, LLC	Delaware
TPG Aion Partners GenPar Advisors, LLC	Delaware
TPG Aion Partners GenPar, L.P.	Delaware
TPG GenPar VIII Advisors, LLC	Delaware
TPG GenPar VIII, L.P.	Delaware
TPG Healthcare Partners GenPar Advisors, LLC	Delaware
TPG Healthcare Partners GenPar, L.P.	Delaware
TPG GenPar VIII SBS SA I Advisors, LLC	Delaware
TPG GenPar VIII SBS SA I, L.P.	Delaware
TPG HC DE AIV Genpar Advisor, LLC	Delaware
TPG HC DE AIV GenPar, L.P.	Delaware
TPG VIII DE AIV Genpar Advisors, LLC	Delaware
TPG VIII DE AIV GenPar, L.P.	Delaware
TPG VIII DE AIV GenPar Holdings, LLC	Delaware

TPG Genpar VIII-AIV, L.P.	Cayman Islands
TPG GenPar VIII-AIV Advisors, Ltd.	Cayman Islands
TPG GenPar VIII SBS SA DE AIV I Advisors, LLC	Delaware
TPG Partners VIII Genpar EU Advisors, LLC	Delaware
TPG Genpar VIII SBS SA I AIV I Advisors, Inc.	Cayman Islands
TPG Genpar VIII SBS SA I AIV I, L.P.	Cayman Islands
TPG Energy Solutions GenPar, L.P.	Delaware
TPG Energy Solutions GenPar Advisors, LLC	Delaware
TPG Energy Solutions DE AIV GenPar Advisors, LLC	Delaware
TPG Energy Solutions DE AIV GenPar, L.P.	Delaware
TPG Digital Media GenPar, L.P.	Cayman Islands
TPG Digital Media GenPar Advisors, Inc.	Cayman Islands
TPG Tech Adjacencies GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies GenPar, L.P.	Delaware
TPG Tech Adjacencies Cayman AIV GP Advisors, Inc.	Cayman Islands
TPG Tech Adjacencies Cayman AIV GenPar, L.P.	Cayman Islands
TPG Tech Adjacencies SF AIV GenPar Advisors, Inc.	Cayman Islands
TPG Tech Adjacencies SF AIV GenPar, L.P.	Cayman Islands
TPG Tech Adjacencies DE AIV GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies DE AIV GenPar, L.P.	Delaware
TPG Strategic Capital GenPar, L.P.	Delaware
TPG Strategic Capital GenPar Advisors, LLC	Delaware
TPG Tech Adjacencies GenPar II, L.P.	Delaware
TPG Tech Adjacencies GenPar II Advisors, LLC	Delaware
TPG AAF Advisors, LLC	Delaware
TPG AAF GenPar, L.P.	Delaware
TPG Biotechnology GenPar II, L.P.	Delaware
TPG Biotechnology GenPar II Advisors, LLC	Delaware
TPG Biotechnology GenPar III, L.P.	Delaware
TPG Biotechnology Genpar III Advisors, LLC	Delaware
TPG Biotechnology GenPar IV, L.P.	Delaware
TPG Biotech GenPar IV Advisors, LLC	Delaware
TPG Biotech IV DE AIV GenPar Advisors, LLC	Delaware
TPG Biotech IV DE AIV GenPar, L.P.	Delaware
TPG Biotechnology GenPar V, L.P.	Delaware
TPG Biotech GenPar V Advisors, LLC	Delaware
TPG Biotech V DE AIV GenPar Advisors, LLC	Delaware
TPG Biotech V DE AIV GenPar, L.P.	Delaware
TPG Circadian Capital Partners GenPar Advisors, LLC	Delaware
TPG ART GenPar, L.P.	Delaware
TPG ART DE AIV GenPar Advisors, LLC	Delaware
TPG ART DE AIV GenPar, L.P.	Delaware
TPG Circadian Capital Partners AIV GenPar Advisors, Inc.	Cayman Islands
TPG ART GenPar Cayfir AIV, L.P.	Cayman Islands
TPG ART GenPar Cayfir AIV Advisors, Inc.	Cayman Islands
TPG Circadian Capital Partners AIV GenPar, L.P.	Cayman Islands
TPG Financial GenPar, L.P.	Cayman Islands
TPG Financial GenPar Advisors, Inc.	Cayman Islands
TFP OG AIV GenPar Advisors, Inc.	Cayman Islands

TFP OG AIV GenPar, L.P.	Cayman Islands
TPG DASA Advisors (RE) II, LLC	Delaware
TPG CDP DASA GenPar C, L.P.	Delaware
TPG DASA Advisors (Cayman), Inc.	Cayman Islands
TPG CDP DASA GenPar B, L.P.	Cayman Islands
TPG NJ DASA GenPar C, L.P.	Delaware
TPG CDP DASA GenPar PEI, L.P.	Prince Edward Island
TPG CDP DASA GenPar D, LLC	Delaware
TPG Lonestar GenPar I Advisors, LLC	Delaware
TPG Lonestar GenPar I, L.P.	Delaware
TPG Golden Bear Partners GenPar Advisors, LLC	Delaware
TPG Golden Bear Partners GenPar, L.P.	Delaware
TPG MMI Partners GenPar Advisors, Inc.	Cayman Islands
TPG MMI Partners GenPar, L.P.	Cayman Islands
TPG Holdings I, L.P.	Delaware
TPG Holdings II, L.P.	Delaware
TPG Holdings III, L.P.	Delaware
TPG Holdings II-A, LLC	Delaware
TPG Holdings III-A, L.P.	Cayman Islands
TPG Holdings I-A, LLC	Delaware
TPG Holdings III-A, Inc.	Cayman Islands
TPG HS Holdings LLC	Delaware
TPG NQ HoldCo, L.P.	Cayman Islands
TPG NQ HoldCo GP, Inc.	Cayman Islands
TPG HCP Management Holdings, L.P.	Delaware
TPG HCP Holdings, L.P.	Delaware
TPG HCP Management Holdings GP, LLC	Delaware
TPG HCP Holdings GP, LLC	Delaware
TPG VV Holdings, L.P.	Delaware
TPG VV Holdings GP, LLC	Delaware
TPG VV Management Holdings, L.P.	Delaware
TPG VV Management Holdings GP, LLC	Delaware
TPG LSG Holdings, L.P.	Delaware
TPG LSG Holdings GP, LLC	Delaware
TPG LSG Management Holdings, L.P.	Delaware
TPG LSG Management Holdings GP, LLC	Delaware
TPG Holdings I FundingCo GP, LLC	Delaware
TPG Holdings II FundingCo GP, LLC	Delaware
TPG Holdings III FundingCo GP, LLC	Delaware
TPG Holdings I FundingCo, L.P.	Delaware
TPG Holdings II FundingCo, L.P.	Delaware
TPG Holdings III FundingCo, L.P.	Delaware
TPG Holdings I FinanceCo GP, LLC	Delaware
TPG Holdings II FinanceCo GP, LLC	Delaware
TPG Holdings III FinanceCo GP, LLC	Delaware
TPG Holdings I FinanceCo, L.P.	Delaware
TPG Holdings II FinanceCo, L.P.	Delaware
TPG Holdings III FinanceCo, L.P.	Delaware
TPG Pace Tech Opportunities II Corp.	Cayman Islands

TPG Pace Sponsor, LLC	Cayman Islands
TPG Pace Governance, LLC	Cayman Islands
TPG Pace II Sponsor, LLC	Cayman Islands
TPG Pace Energy Sponsor Successor, LLC	Delaware
TPG Pace Tech Opportunities Sponsor, Series LLC	Delaware
TPG Pace Beneficial Finance Sponsor, Series LLC	Delaware
TPG Pace V Holdings Corp.	Delaware
TPG Pace Solutions Sponsor, Series LLC	Delaware
AfterNext HealthTech Sponsor, Series LLC	Delaware
TPG HealthTech Governance, LLC	Delaware
Qianhai NewQuest Management Consulting (Beijing) Limited	China
TPG Real Estate EU GenPar III, S.à r.l.	Luxembourg
TPG Capital—Luxembourg, S.à r.l.	Luxembourg
TPG Capital—Russia, S.à r.l.	Luxembourg
TPG Capital Management, L.P.	Texas
TPG Asia GenPar VIII Advisors, Inc.	Cayman Islands
TPG Asia GenPar VIII, L.P.	Cayman Islands
TPG Asia VIII Management, LLC	Delaware
TPG H2Sub, LLC	Delaware
TPG LPCo-1, LLC	Delaware
TPG LPCo-2, LLC	Delaware
TPG Partners VIII EU Genpar II, SCSp	Luxembourg
TPG Partners VIII EU GenPar, SARL	Luxembourg
TPG RE III Cinema Advisors, L.P.	Delaware
TPG Real Estate Genpar IV Advisors, LLC	Delaware
TPG Real Estate Genpar IV EU Advisors, LLC	Delaware
TPG Real Estate Genpar IV, L.P.	Delaware
TPG Real Estate Genpar IV-A Advisors, LLC	Delaware
TPG Real Estate Genpar IV-A, L.P.	Delaware
TPG Real Estate IV Management, LLC	Delaware
TPG Rise Climate Cayman AIV SPV GP, LLC	Cayman Islands
TPG GPCo, LLC	Delaware
TPG OpCo Holdings II-A, LLC	Delaware
TPG OpCo Holdings, L.P.	Delaware
TPG Operating Group I, L.P.	Delaware
AfterNext HealthTech Acquisition Corp.	Cayman Islands
AfterNext HealthTech Sponsor (Series S-1)	Delaware
AfterNext HealthTech Sponsor (Series S-2)	Delaware
AfterNext HealthTech Sponsor (Series W-1)	Delaware
AfterNext HealthTech Sponsor (Series W-2)	Delaware
TPG Pace Beneficial Finance Corp.	Cayman Islands
TPG Pace Beneficial II Corp.	Cayman Islands
TPG Pace III Sponsor (Series S)	Delaware
TPG Pace III Sponsor (Series W)	Delaware
TPG Pace III Sponsor (Series W-2)	Delaware
TPG Pace IV Sponsor (Series S)	Delaware
TPG Pace IV Sponsor (Series W)	Delaware
TPG Pace IV Sponsor (Series W-2)	Delaware
TPG Pace VI Sponsor (Series S)	Delaware

TPG Pace VI Sponsor (Series S-2)	Delaware
TPG Pace VI Sponsor (Series W-1)	Delaware
TPG Pace VI Sponsor (Series W-2)	Delaware
TPG Pace VII Sponsor (Series S)	Delaware
TPG Pace VII Sponsor (Series S-2)	Delaware
TPG Pace VII Sponsor (Series W-1)	Delaware
TPG Pace VII Sponsor (Series W-2)	Delaware
TPG Pace VIII Sponsor (Series S-1)	Delaware
TPG Pace VIII Sponsor (Series S-2)	Delaware
TPG Pace VIII Sponsor (Series W-1)	Delaware
TPG Pace VIII Sponsor (Series W-2)	Delaware
Edison Holdco B.V.	Netherlands
TPG Real Estate EU GenPar IV, SCSp	Luxembourg
TPG IX Management, LLC	Delaware
TPG Healthcare Partners II Management, LLC	Delaware
TPG GenPar IX Advisors, LLC	Delaware
TPG GenPar IX, L.P.	Delaware
TPG Healthcare Partners GenPar II Advisors, LLC	Delaware
TPG Healthcare Partners GenPar II, L.P.	Delaware
NewQuest Asia Fund V GP Ltd.	Cayman Islands
TPG Rise Climate DE AIV SPV GP, LLC	Delaware
TPG Rise Climate DE AIV GenPar Advisors, LLC	Delaware
TPG Rise Climate DE AIV GenPar, L.P.	Delaware
TPG Real Estate IV EU Genpar I-A, SCSp	Luxembourg
TPG Real Estate IV EU GenPar, SARL	Luxembourg
TPG Champion Holdings, L.P.	Delaware
TPG Champion Holdings GP, LLC	Delaware
TPG Holdings, L.P.	Cayman Islands